Cash and cash equivalents	12 Months Ended
Mar. 31, 2019
Cash And Cash Equivalents [Abstract]
Cash and cash equivalents

24. Cash and cash equivalents

Significant accounting policies that apply to cash and cash equivalents

Cash and cash equivalents comprise cash in hand and current balances with banks and similar institutions, which are readily convertible to cash and are subject to insignificant risk of changes in value and have an original maturity of three months or less. All are held at amortised cost on the balance sheet, equating to fair value.

For the purpose of the consolidated cash flow statement, cash and cash equivalents are as defined above net of outstanding bank overdrafts. Bank overdrafts are included within the current element of loans and other borrowings (note 25).

IFRS 9 was applied for the first time on 1 April 2018 and introduces new classifications for financial instruments. Cash and cash equivalents were classified as loans and receivables under IAS 39, and are now classified as financial assets held at amortised cost under IFRS 9. This has not had an impact on the accounting for these instruments, or on their carrying amounts.

At 31 March	2019 £m	2018 £m	2017 £m
Cash at bank and in hand	495	446	469
Cash equivalents
US deposits	3	26	32
UK deposits	1,132	31	1
Other deposits	36	25	26
Total cash equivalents	1,171	82	59
Total cash and cash equivalents	1,666	528	528
Bank overdrafts (note 25)	(72)	(29)	(17)
Cash and cash equivalents per the cash flow statement	1,594	499	511

Cash and cash equivalents include restricted cash of £44m (2017/18: £32m, 2016/17: £43m), of which £40m (2017/18: £29m, 2016/17: £41m) was held in countries where local capital or exchange controls currently prevent us from accessing cash balances. The remaining balance of £4m (2017/18: £3m, 2016/17: £2m) was held in escrow accounts, or in commercial arrangements akin to escrow.